                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

         Date of Report (Date of earliest event reported) : May 15, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
             (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 F-Z4 TRUST) (Exact name of registrant as specified in its charter)

             DELAWARE               333-29015-02            13-3891329
         (State or other            (Commission         (I. R. S. Employer
         jurisdiction of            File Number)        Identification No.)
          incorporation)

      WORLD FINANCIAL CENTER,                                 10080
        NEW YORK, NEW YORK                                 (Zip Code)
       (Address of principal
        executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable

ITEM 5.           OTHER EVENTS

                  99.1 Distribution to holders of the Public STEERS(R)Series 1998 F-Z4 Trust Class A Certificates on May 15, 2003.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of business acquired.

                           Not applicable

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           99.1 Trustee's report in respect of the May 15, 2003 distribution to holders of the Public STEERS(R)Series 1998 F-Z4 Trust Class A Certificates.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable

                                          SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               MERRILL LYNCH DEPOSITOR, INC.

         Date: May 15, 2003                    By: / s / Barry N. Finkelstein
                                                   Name:  Barry N. Finkelstein
                                                   Title: President

                                             EXHIBIT INDEX

                  99.1 Trustee's report in respect of the May 15, 2003 distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates.